Exhibit 99.7
                                 ------------

                                                               Barclays Capital
                                                          5 The North Colonnade
                                                                   Canary Wharf
                                                                 London E14 4BB

                                                        Tel +44 (0)20 7623 2323


To: U.S. Bank National Association, not in its individual capacity but solely as Trustee for the C-BASS 2006-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2 (the "Counterparty" or "Party B")
Attention:  Larry Maitlin, Vice President
Fax:        212.850.7747
From:       BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays")
Date:       February 28, 2006
Reference:  NY: 1097430B/1097426B


                             Rate Cap Confirmation
                             ---------------------


The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meanings assigned in the Pooling and Servicing Agreement ("PSA") dated as of February 1, 2006 among Bond Securitization, L.L.C., as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as sponsor, and the Trustee. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

1. This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation, together with all other documents referring to the form of the 1992 ISDA Master Agreement (Multicurrency -- Cross Border) (the "ISDA Form") (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form part of, and be subject to, an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law) as governing law, the election of Market Quotation and Second Method for purposes of Section 6(e) of the ISDA Form, U.S. Dollars as the Termination Currency and the additional material set forth below) on the Trade Date for the first such Transaction between us.

The terms of the particular Transaction to which this Confirmation relates are as follows:

2.                                 TRADE DETAILS

Notional Amount:                   With respect to any Calculation
                                   Period, the lesser of (i) the
                                   Applicable Notional Amount, as set
                                   forth in the attached Schedule A
                                   and (ii) the aggregate certificate
                                   principal balance of the Class
                                   M-1, Class M-2, Class M-3, Class
                                   M-4, Class M-5, Class M-6 and
                                   Class M-7 Certificates.



Trade Date:                        February 28, 2006

Effective Date:                    February 28, 2006

Termination Date:                  April 25, 2009; subject to
                                   adjustment in accordance with the
                                   Following Business Day Convention



Fixed Amounts:

      Fixed Rate Payer:            Counterparty

      Fixed Rate Payer Payment     February 28, 2006; subject to
      Date(s):                     adjustment in accordance with the
                                   Following Business Day Convention







      Fixed Amount:                USD $88,000

Floating Amounts:                  To be determined in accordance
                                   with the following formula:
                                   Greater of (i) (Floating Rate -
                                   Strike Rate) * Notional Amount *
                                   Floating Rate Day Count
                                   Fraction; and (ii) zero

      Floating Rate Payer:         Barclays.

      Strike Rate                  Please  see  Schedule  attached
                                   hereto

      Cap Rate                     Please  see  Schedule  attached
                                   hereto

      Floating Rate Payer          Early Payment shall be applicable.
      Payment Date(s):             For each Calculation Period, the Floating
                                   Rate Payer Payment Date shall be the first
                                   Business Day prior to the related Floating
                                   Rate Payer Period End Date.

      Floating Rate Payer Period   The 25th of each month in each
      End Date(s):                 year from (and including) April
                                   25, 2006 to (and including) the
                                   Termination Date; subject to
                                   adjustment in accordance with the
                                   Following Business Day Convention

      Compounding:                 Inapplicable.

      Floating Rate Option.        USD-LIBOR-BBA; provided, however,
                                   that if the Floating Rate
                                   determined for such Floating Rate
                                   Option for any Calculation Period
                                   is greater than the Cap Rate then
                                   the Floating Rate Option for such
                                   Calculation Period shall be deemed
                                   to be the Cap Rate.



      Floating Rate Day Count      Actual / 360
      Fraction:

      Designated Maturity:         1 Month.

      Reset Dates:                 The first day of Each Calculation
                                   Period.



Business Days:                     New York.

Governing Law:                     This Transaction and this
                                   Confirmation will be governed by
                                   and construed in accordance with
                                   the laws of the State of New York
                                   (without reference to choice of
                                   law doctrine except Section 5-1401
                                   and Section 5-1402 of the New York
                                   General Obligation Law).



3.                                 ACCOUNT DETAILS

Payments to Barclays:              Correspondent:   BARCLAYS  BANK
                                   PLC NEW YORK
                                   FEED: 026002574
                                   Beneficiary:  BARCLAYS SWAPS
                                   Beneficiary Account: 050-01922-8

Payments to Counterparty:          US Bank N.A.
                                   ABA:  091000022
                                   DDA:  173103322058
                                   Ref#: C-Bass 2006-CB2
                                   Trust Acct: 793108000

4.                                 OFFICES

Barclays:                          Address for Notices:
                                   Address: 5 The North Colonnade
                                            Canary Wharf

                                            London E 14 4BB, ENGLAND
                                   Telephone No.:
                                   0207-773-6915/6904
                                   Facsimile No.:
                                   0207-773-6857/6858
                                   Telex No.: 811234
                                   Answerback: BZWSEC-G

Counterparty:                      Address for Notices:

                                   U.S. Bank National Association
                                   Attn:  Structured Finance C-BASS
                                   06-CB2
                                   60 Livingston Avenue
                                   Mailcode EP-MN-WS3D
                                   St. Paul, MN  55107
                                   (651) 495-3847 Ph.
                                   (651) 495-8090 Fax

                                         with a copy to:

                                   Credit-Based Asset Servicing and
                                   Securitization LLC
                                   Attention:  Larry Maitlin, Vice
                                   President
                                   335 Madison Avenue - 19th Floor
                                   NY, NY 10017
                                   Tele: 212.850.7746
                                   Fax: 212.850.7747

2. Miscellaneous Provisions with respect to the ISDA Form

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form will apply to any Transaction.

2) Termination Provisions. For purposes of the Agreement:

(a) "Specified Entity" means in relation to Party A for the purpose of the
    Agreement:

    Section 5(a)(v):  None;
    Section 5(a)(vi):  None;
    Section 5(a)(vii):  None;
    Section 5(b)(iv):  None;

    and in relation to Party B for the purpose of this Agreement:

    Section 5(a)(v):  None;
    Section 5(a)(vi):  None;
    Section 5(a)(vii):  None;
    Section 5(b)(iv):  None.

(b) "Specified Transaction" shall be inapplicable to Party A and Party B.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party A and Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i) The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party
B

(j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B; provided that where there is an Event of Default under Section 5(a)(vii)(1), (3), (4), (5), (6) or, to the extent analogous thereto, (8), and the Defaulting Party is governed by a system of law that does not permit termination to take place after the occurrence of such Event of Default, then the Automatic Early Termination provisions of Section 6(a) will apply; provided, however, that this proviso shall only apply with respect to an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, Section 5(a)(vii)(8), if the proceeding is instituted by, or the relevant petition is presented to a court or other authority in the jurisdiction where the Defaulting Party is incorporated.

If an Early Termination Date has occurred under Section 6(a) of the Agreement as a result of Automatic Early Termination, and if the Non-defaulting Party determines that it has either sustained or incurred a loss or damage or benefited from a gain in respect of any Transaction, as a result of movement in interest rates, currency exchange rates, other relevant rates or market quotations between the Early Termination Date and the date upon which the Non-defaulting Party first becomes aware that such Event of Default has occurred under Section 6(a) of the Agreement, then without any duplication (i) the amount of such loss or damage shall be added to the amount due by the Defaulting Party or deducted from the amount due by the Non-defaulting Party, as the case may be (in both cases pursuant to Section 6(e)(i)(3) of the Agreement); or (ii) the amount of such gain shall be deducted from the amount due by the Defaulting Party or added to the amount due by the Non-defaulting Party, as the case may be (in both cases pursuant to Section 6(e)(i)(3) of the Agreement).

(k) Payments on Early Termination. For the purpose of Section 6(e) of the
Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(l) "Termination Currency" means United States Dollars.

(m) Failure to Pay or Deliver. The word "third" shall be replaced by the word "first" in the third line of Section 5(a)(i) of the ISDA Form.

3) Tax Representations.

   Payer Tax Representations. For the purpose of Section 3(e), each of Barclays and the Counterparty makes the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to
      Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

   Barclays Payee Tax Representations. For the purpose of Section 3(f), Barclays makes the following representations:

      With respect to payments made to Barclays which are not effectively connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

      With respect to payments made to Barclays which are effectively connected to the U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

   Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

      Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

4) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to        Form/Document/          Date by which to be
deliver document          Certificate                 delivered
---------------------------------------------------------------------
Barclays and the        Any document required      Promptly after the
Counterparty            or reasonably              earlier of
                        requested to allow         (i) reasonable
                        the other party to         demand by either
                        make payments under        party or
                        this Agreement             (ii) learning that
                        without any deduction      such form or
                        or withholding for or      document is required.
                        on the account of any
                        Tax or with such
                        deduction or
                        withholding at a
                        reduced rate

(2) Other documents to be delivered are:

Party required                                                       Covered by
to deliver        Form/Document/           Date by which           Section 3(d)
document             Certificate         to be delivered         Representation
-------------------------------------------------------------------------------
Counterparty      An opinion of            Within 10                    Yes
                  Counterparty's           Business Days
                  counsel                  from the
                  addressed to             execution and
                  Barclays in              delivery of the
                  form and                 Confirmation
                  substance
                  reasonably
                  acceptable to
                  Barclays

Barclays          Opinions of              Within 10                    Yes
                  Barclays                 Business Days
                  internal                 from the
                  counsels in              execution and
                  Barclays                 delivery of the
                  standard form            Confirmation
                  addressed to
                  Counterparty

Barclays and the  A certificate            Effective Date               Yes
Counterparty      of an authorized
                  officer of the
                  party, as to the
                  incumbency and
                  authority of the
                  respective officers
                  of the party signing
                  this Agreement, any
                  relevant Credit Support
                  Document, or any
                  Confirmation, as the
                  case may be

Party required                                                       Covered by
to deliver        Form/Document/           Date by which           Section 3(d)
document             Certificate         to be delivered         Representation
-------------------------------------------------------------------------------
Counterparty      The Pooling and          Effective Date               Yes
                  Servicing
                  Agreement.

5) Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Barclays:

      Address:    5 The North Colonnade
                  Canary Wharf
                  London E 14 4BB, ENGLAND
      Telephone No.: 0207-773-6915/6904
      Facsimile No.: 0207-773-6857/6858
      Telex No.: 811234
      Answerback: BZWSEC-G

      With a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:
      General Counsel's Office
      200 Park Avenue
      New York, N.Y. 10166

      Address for notices or communications to the Counterparty:
      U.S. Bank National Association
      Attn:  Structured Finance C-BASS 06-CB2
      60 Livingston Avenue
      Mailcode EP-MN-WS3D
      St. Paul, MN  55107
      (651) 495-3847 Ph.
      (651) 495-8090 Fax

      with a copy to:

      Credit-Based Asset Servicing and Securitization LLC
      Attention:  Larry Maitlin, Vice President
      335 Madison Avenue - 19th Floor
      NY, NY 10017
      Tele: 212.850.7746
      Fax: 212.850.7747

(b) Process Agent. For the purpose of Section 13(c):

            Barclays appoints as its
            Process Agent:  Not Applicable

            The Counterparty appoints as its
            Process Agent:  Not Applicable

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Barclays is a Multibranch Party and may act through its London and New York offices.

      Counterparty is not a Multibranch Party.

(e) Calculation Agent.  The Calculation Agent is Barclays.

(f) Credit Support Document. A Credit Support Annex dated the date hereof and duly executed and delivered by Barclays and Counterparty.

(g) Credit Support Provider.

   Credit Support Provider means in relation to Party A: Not Applicable, unless Party A has a person guarantee its payment obligations under this Agreement in order to remedy a Ratings Event, in which event such person shall be a Credit Support Provider.

   Credit Support Provider means in relation to Party B:  Not Applicable.

(h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

(i) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

(k) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement; provided that Party B shall be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

6) Additional Representations:

Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

(d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

(e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

7) Other Provisions:

(a) Fully-Paid Party Protected. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either
Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(b) Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Trustee of the Trust created under the PSA (the "Trust"), in the exercise of the powers and authority conferred and vested in it under the terms of the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for U.S. Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Counterparty, or be liable for the breach or failure of any obligation, representation, warranty, covenant made or undertaken by the Counterparty under this Confirmation, the Agreement or any related document, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the PSA.

(c) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, before a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates, provided that nothing herein will preclude, or be deemed to estop, Party A from taking any action in any case or proceeding voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding pertaining to Party B after it has been commenced.

(d) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction, provided that nothing herein shall be construed to waive or otherwise limit the netting provisions contained in Section 2(c) or 6(e) of this Agreement.

(e) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(g) [Reserved]

(h) Additional Termination Events. Additional Termination Events will apply.
(i) If a Rating Agency Downgrade has occurred and Barclays has not, within the 30 day time period specified below, complied with Section (i) below, then an Additional Termination Event shall have occurred with respect to Barclays and Barclays shall be the sole Affected Party with respect to such an Additional Termination Event. (ii) If, upon the occurrence of a Swap Disclosure Event (as defined below) Barclays has not, within 20 days after such Swap Disclosure Event complied with any of the provisions set forth in Part 7(k)(iii) below, then an Additional Termination Event shall have occurred with respect to Barclays and Barclays shall be the sole Affected Party with respect to such Additional Termination Event.

(i) If a Ratings Event occurs with respect to Barclays, then Barclays shall at its own expense, (i) assign this Transaction hereunder to a third party within
(30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral within (30) days of such Ratings Event, in an amount equal to the Exposure (as defined below), pursuant to an ISDA Credit Support Annex (subject to New York Law) executed on a date even herewith by and between the parties to this Agreement and concurrently with such delivery of Eligible Collateral, Barclays shall cause its counsel to deliver an opinion as to the enforceability, perfection and priority of Counterparty's security interest in such Eligible Collateral (i.e. that, notwithstanding Barclay's insolvency, the collateral will be available to meet swap obligations free from any preference claim or moratorium) if required by either Moody's or S&P or (iii) establish any other arrangement satisfactory to the Moody's and S&P. . For the avoidance of doubt, both parties agree that Barclays shall only be required to post collateral pursuant to the terms of the Credit Support Annex for the period (the "Collateral Requirement Period") during which Barclays' Ratings Event is continuing or until a replacement is in place. Once the Collateral Requirement Period has ended, Counterparty's Custodian shall return any such Eligible Collateral to Barclays as soon as reasonably practicable and to the extent such Collateral has not already been applied in accordance with this Agreement, including the Credit Support Annex.

      For purposes of this Transaction, a "Ratings Event" shall occur with respect to Barclays (or any applicable credit support provider), if its long-term unsecured and unsubordinated debt ceases to be rated at least "A" by Standard and Poor's, a Division of the McGraw-Hill Companies, Inc. ("S&P") and at least "A2" by Moody's Investors Service, Inc. ("Moody's") (including in connection with a merger, consolidation or other similar transaction by Barclays or any applicable credit support provider) such ratings being referred to herein as the "Approved Ratings Thresholds," (unless, within 30 days thereafter, each of Moody's and S&P has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto).

(j) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form will apply to any Transaction.

(k) (i). Party A agrees and acknowledges that each of Bond Securitization, L.L.C. , not in its individual capacity but solely as depositor (the "Depositor"), and Credit-Based Asset Servicing and Securitization LLC, not in its individual capacity but solely as sponsor (the "Sponsor") may be required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (ii). It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof, Depositor or Sponsor requests from Party A the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor or Sponsor, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

      (iii). Upon the occurrence of a Swap Disclosure Event, Party A will, if such Swap Financial Disclosure is not reasonably publicly available on "EDGAR" or Party A's internet home page, promptly upon reasonable written request and in any event no later than 10 Business Days following delivery of such written request, (and at its own expense), (a) provide to Depositor or Sponsor, as applicable, the Swap Financial Disclosure, or (b) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to Moody's and S&P, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of Party A' obligations under this Agreement from an affiliate of Party A that satisfies the Rating Agency Condition and that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

      (iv). Party A and any guarantor agree that, in the event that Party A provides Swap Financial Disclosure to Depositor or Sponsor in accordance with Part (iii) above, or causes its affiliate to provide Swap Financial Disclosure to Depositor or Sponsor in accordance with Part (iii) above, Party A and any such guarantor will indemnify and hold harmless each of Depositor and Sponsor, its respective directors or officers and any person controlling Depositor or Sponsor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (v). The Depositor and the Sponsor shall each be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Depositor's and the Sponsor's rights explicitly specified herein.

The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and
(ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction as against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

For and on behalf of
BARCLAYS BANK PLC



/s/ Adam Carysforth
-------------------
NAME: Adam Carysforth
Authorised Signatory
Date:  February 28, 2006


For and on behalf of:

U.S. Bank National Association, not in its individual capacity but solely as Trustee for the C-BASS 2006-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2



/s/ S. Christopherson
---------------------
NAME: S. Christopherson
Authorised Signatory
Date:  February 28, 2006


Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, N.Y. 10166.

                            AMORTIZATION SCHEDULE A
                            -----------------------


                                  CLASS B CAP

PERIOD START    PERIOD END        APPLICABLE
DATE            DATE         NOTIONAL AMOUNT
                                    (in USD)    STRIKE RATE       CAP RATE
28-Feb-06       25-Mar-06     140,828,000.00           N/A/            N/A
25-Mar-06       25-Apr-06     140,828,000.00           5.93           9.43
25-Apr-06       25-May-06     140,828,000.00           6.15           9.43
25-May-06       25-Jun-06     140,828,000.00           5.93           9.43
25-Jun-06       25-Jul-06     140,828,000.00           6.15           9.43
25-Jul-06       25-Aug-06     140,828,000.00           5.94           9.43
25-Aug-06       25-Sep-06     140,828,000.00           5.94           9.43
25-Sep-06       25-Oct-06     140,828,000.00           6.15           9.43
25-Oct-06       25-Nov-06     140,828,000.00           5.94           9.43
25-Nov-06       25-Dec-06     140,828,000.00           6.16           9.43
25-Dec-06       25-Jan-07     140,828,000.00           5.95           9.43
25-Jan-07       25-Feb-07     140,828,000.00           5.95           9.43
25-Feb-07       25-Mar-07     140,828,000.00           6.65           9.43
25-Mar-07       25-Apr-07     140,828,000.00           5.95           9.43
25-Apr-07       25-May-07     140,828,000.00           6.17           9.43
25-May-07       25-Jun-07     140,828,000.00           5.95           9.43
25-Jun-07       25-Jul-07     140,828,000.00           6.18           9.43
25-Jul-07       25-Aug-07     140,828,000.00           5.96           9.43
25-Aug-07       25-Sep-07     140,828,000.00           5.97           9.43
25-Sep-07       25-Oct-07     140,828,000.00           6.19           9.43
25-Oct-07       25-Nov-07     140,828,000.00           6.65           9.43
25-Nov-07       25-Dec-07     140,828,000.00           7.56           9.43
25-Dec-07       25-Jan-08     140,828,000.00           7.40           9.43
25-Jan-08       25-Feb-08     140,828,000.00           7.41           9.43
25-Feb-08       25-Mar-08     140,828,000.00           7.95           9.43
25-Mar-08       25-Apr-08     140,828,000.00           7.40           9.43
25-Apr-08       25-May-08     140,828,000.00           8.12           9.43
25-May-08       25-Jun-08     140,828,000.00           8.20           9.43
25-Jun-08       25-Jul-08     140,828,000.00           8.56           9.43
25-Jul-08       25-Aug-08     140,828,000.00           8.28           9.43
25-Aug-08       25-Sep-08     140,828,000.00           8.28           9.43
25-Sep-08       25-Oct-08     140,828,000.00           8.57           9.43
25-Oct-08       25-Nov-08     140,828,000.00           8.93           9.43
25-Nov-08       25-Dec-08     140,828,000.00           9.43           9.43
25-Dec-08       25-Jan-09     140,828,000.00           9.36           9.43
25-Jan-09       25-Feb-09     140,828,000.00           9.37           9.43
25-Feb-09       25-Mar-09     140,828,000.00           9.43           9.43
25-Mar-09       25-Apr-09     140,828,000.00           9.36           9.43


* All dates subject to adjustment in accordance with Following Business Day Convention